UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2010

Lifevantage Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11545 W. Bernardo Court, Suite 301, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-312-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 17, 2010, Lifevantage Corporation issued a press release announcing its unaudited third quarter fiscal 2010 financial and operating results. The press release is furnished as Exhibit 99.1 hereto and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

We have scheduled our 2010 Annual Meeting of Shareholders for Friday November 19, 2010 (the "2010 Annual Meeting"). In our proxy statement relating to our 2009 annual meeting of shareholders (the "2009 Annual Meeting"), we disclosed the deadlines by which shareholders must notify us of any proposals to be included in the proxy materials distributed by us for the 2010 Annual Meeting.

Because the expected date of the 2010 Annual Meeting has been established for November 19, 2010, which is more than 30 days from the anniversary of our 2009 Annual Meeting, we have set a new deadline for the receipt of shareholder proposals submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for inclusion in our proxy materials for the 2010 Annual Meeting. In order to be considered timely, such proposals must be received by our Corporate Secretary no later than August 21, 2010, which is a reasonable time before we begin to print and mail our proxy materials. Proposals must be sent to our principal executive office c/o Corporate Secretary, 11545 W. Bernardo Court, Suite 301, San Diego, California 92127 and must also comply with Rule 14a-8 of the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Shareholders also have the right under our bylaws to directly nominate director candidates and make other shareholder proposals by following specified procedures. For a shareholder proposal for the 2010 Annual Meeting that is not intended to be included in our proxy statement under Rule 14a-8, including director nominations, the shareholder must (1) provide the information required by our bylaws and (2) give timely notice to our Corporate Secretary at the address above in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary not earlier than 120 days prior to the annual meeting, or July 22, 2010, and not later than the close of business on the later of (A) the 90th day prior to the 2010 Annual Meeting, or August 21, 2010, and (B) the tenth day following the date

Item 9.01 Financial Statements and Exhibits.

Exhibit Number Description

99.1 Press release issued on May 17, 2010 reporting financial results for the quarter ended March 31, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifevantage Corporation

May 18, 2010	By:	/s/ Carrie E. Carlander

Name: Carrie E. Carlander
Title: Chief Financial Officer, Secretary & Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued on May 17, 2010 reporting financial results for the quarter ended March 31, 2010